EXHIBIT 99.1

[EXECUTION VERSION]

COLLATERAL AGREEMENT

dated as of

November 7, 2008,

As Amended and Restated as of September 13, 2013

among

AMERICAN AXLE & MANUFACTURING

HOLDINGS, INC.,

AMERICAN AXLE & MANUFACTURING, INC.,

THE SUBSIDIARIES OF AMERICAN AXLE &

MANUFACTURING, INC. IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Collateral Agent

2

3

Schedules

Schedule I	Subsidiary Parties
Schedule II	Pledged Stock; Debt Securities
Schedule III	Intellectual Property
Schedule IV	Insurance Requirements
Schedule 3.02	Perfection Schedule

Exhibits

Exhibit I Form of Supplement

4

COLLATERAL AGREEMENT dated as of November 7, 2008, as amended and restated as of September 13, 2013 among AMERICAN AXLE & MANUFACTURING HOLDINGS, INC., AMERICAN AXLE & MANUFACTURING, INC. AND ITS SUBSIDIARIES identified herein and JPMORGAN CHASE BANK, N.A., as collateral agent (in such capacity, the “Collateral Agent”).

Reference is made to (a) the Amendment and Restatement Agreement dated as of September 13, 2013 (the “Restatement Agreement”), among American Axle & Manufacturing, Inc. (the “Borrower”), American Axle & Manufacturing Holdings, Inc. (the “Parent”), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), pursuant to which the Credit Agreement dated as of January 9, 2004, as amended and restated as of August 31, 2012, among the Borrower, the Parent, the lenders party thereto and the Administrative Agent, is to be amended and restated in the form attached as Exhibit A thereto (such amended and restated credit agreement, as amended, restated, amended and restated, supplemented, waived, refinanced or otherwise modified from time to time, the “Revolving Credit Agreement”), (b) the Indenture dated as of December 18, 2009 (as amended, restated, amended and restated, supplemented, waived, refinanced or otherwise modified from time to time, the “Indenture”), among the Borrower, the guarantors party thereto and U.S. Bank National Association, as trustee (in such capacity, the “Trustee”) and (c) the First Lien Intercreditor Agreement dated as of December 18, 2009 (as amended, restated, amended and restated, supplemented, waived or otherwise modified from time to time, the “First Lien Intercreditor Agreement”) among the Parent, the Borrower, the grantors party thereto, the Collateral Agent, the Administrative Agent and the Trustee. This Agreement amends and restates in its entirety that certain Collateral Agreement dated as of November 7, 2008, as amended and restated as of December 18, 2009 (the “Existing Collateral Agreement”), among the Parent, the Borrower, certain of their subsidiaries and the Collateral Agent, and continues the Liens granted thereunder.

(1) Pursuant to the Existing Collateral Agreement (as defined below) each Grantor (as defined below) has granted a first priority lien on the Collateral (as defined below) to secure the Secured Obligations (as defined therein), in each case for the benefit of the Collateral Agent and the other Secured Parties (as defined therein).

(2) Pursuant to the Revolving Credit Agreement each Grantor is permitted to grant a first priority lien on the Collateral to secure obligations with respect to the Senior Secured Notes (as defined below). The liens to secure the Senior Secured Notes (as defined below) are intended to be created under this Agreement and certain other Security Documents (as defined below).

(3) The Parent and the Subsidiary Parties are affiliates of the Borrower, will derive substantial benefits from the issuance by the Borrower of the Senior Secured Notes pursuant to the Indenture, the amendment and restatement of the Revolving Credit Agreement, and the extensions of credit thereunder and are willing to execute and deliver this Agreement in order to induce the lenders under the Revolving Credit Agreement to consent to such amendment and restatement to extend such credit thereunder and the holders of the Senior Secured Notes and to extend such credit thereunder. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Revolving Credit Agreement. (a) Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the Revolving Credit Agreement. All capitalized terms defined in the New York UCC (as such term is defined herein) and not defined in this Agreement have the meanings specified therein; the term “instrument” shall have the meaning specified in Article 9 of the New York UCC. All references to the Uniform Commercial Code shall mean the New York UCC.

(b) The rules of construction specified in Section 1.03 of the Revolving Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Administrative Agent” means the “Administrative Agent” under, and as defined in, the Revolving Credit Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01.

“Borrower” has the meanings assigned to such term in the preliminary statement of this Agreement.

“Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances, interest and fees, credit or debit card, electronic funds transfer and interstate depository network services and other cash management arrangements) provided to the Parent, the Borrower or any Subsidiaries.

“Collateral” means Article 9 Collateral and Pledged Collateral. It is understood that this definition shall not include the assets of any Subsidiary that is not a Loan Party (including any Foreign Subsidiary).

“Collateral Agent” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.) and any successor statute, and any rule, regulation, or order promulgated thereunder, in each case as amended from time to time.

“Control Agreement” means, with respect to any Deposit Account or Securities Account maintained by any Grantor, a control agreement in form and substance reasonably satisfactory to the Collateral Agent, duly executed and delivered by such Grantor and the depositary bank or the securities intermediary, as the case may be, with which such Account is maintained.

“Copyright License” means any written agreement, now or hereafter in effect, granting to any third party any right under any Copyright or any such right that such Grantor now or hereafter otherwise has the right to license, or granting any right to any Grantor under any copyright now or hereafter owned by any third party or that a third party now or hereafter otherwise has the right to license, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Grantor: (a) all copyright rights in any work subject to the copyright laws of the United States or any other country, including copyrights in computer software and databases, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States or any other country, including registrations, recordings, supplemental registrations and pending applications for registration in the United States Copyright Office (or any successor office or any similar office in any other country), including, in the case of clauses (a) and (b), those listed on Schedule III.

“Credit Agreements” means the Revolving Credit Agreement and the Term Loan Agreement.

“Event of Default” means an “Event of Default” under and as defined in the Revolving Credit Agreement or the Term Loan Agreement.

“Excluded Swap Obligation” means, with respect to any Grantor, any Swap Obligation if, and to the extent that, all or a portion of the guarantee of such Grantor of, or the grant by such Grantor of a security interest to secure, such Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) (a) by virtue of such Grantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Grantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation or (b) in the case of a Swap Obligation subject to a clearing requirement pursuant to Section 2(h) of the Commodity Exchange Act (or any successor provision thereto), because such Grantor is a “financial entity,” as defined in Section 2(h)(7)(C)(i) the Commodity Exchange Act (or any successor provision thereto), at the time the guarantee of such Grantor as a “Subsidiary Guarantor”

under the Guarantee Agreement becomes or would become effective with respect to such related Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Existing Collateral Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 4.04.

“First Lien Intercreditor Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“General Intangibles” means all choses in action and causes of action and all other intangible personal property of every kind and nature (other than Accounts) now owned or hereafter acquired by any Grantor, including corporate or other business records, indemnification claims, contract rights (including rights under leases, whether entered into as lessor or lessee, Swap Agreements and other agreements), Intellectual Property, goodwill, registrations, franchises, tax refund claims and any letter of credit, guarantee, claim, security interest or other security held by or granted to any Grantor to secure payment by an Account Debtor of any of the Accounts.

“Grantors” means the Parent, the Borrower and the Subsidiary Parties.

“Indemnified Amount” has the meaning assigned to such term in Section 5.02.

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Intellectual Property” means all intellectual property now owned or hereafter acquired by any Grantor, including Patents, Copyrights, Licenses, Trademarks, trade secrets and all rights therein and tangible embodiments thereof and all additions, improvements and accessions thereto.

“Lenders” means the Revolving Credit Agreement Lenders and the Term Loan Lenders.

“License” means any Patent License, Trademark License, Copyright License to which any Grantor is a party, including those listed on Schedule III.

“Loan Documents” means the Revolving Loan Documents and the Term Loan Documents.

“Maximum Distribution Amount” means, at any time, the maximum amount of outstanding Secured Obligations (other than Unrestricted Secured Obligations)

that may be secured by Liens on Restricted Property at such time without requiring that the Existing Senior Notes be equally and ratably secured by such Liens at such time.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Parent” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, or any such right that any Grantor now or hereafter otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a patent, now or hereafter owned by any third party, or that a third party now or hereafter otherwise has the right to license, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Grantor: (a) all letters patent of the United States or the equivalent thereof in any other country, all registrations and recordings thereof and all applications for letters patent of the United States or the equivalent thereof in any other country, including registrations, recordings and pending applications in the United States Patent and Trademark Office (or any successor or any similar offices in any other country), including those listed on Schedule III, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and in the case of (a) and (b), all the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Schedule” means Schedule 3.02.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt Securities” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Pledged Stock” has the meaning assigned to such term in Section 2.01.

“Proceeds” has the meaning specified in Section 9-102 of the New York UCC.

“Revolving Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Revolving Credit Agreement Lenders” means the “Lenders” under, and as defined in, the Revolving Credit Agreement.

“Revolving Lenders” means the “Revolving Lenders” under, and as defined in, the Revolving Credit Agreement.

“Revolving Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Revolving Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under the Revolving Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrower to any of the Revolving Secured Parties under the Revolving Credit Agreement and each of the other Revolving Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Revolving Credit Agreement and each of the other Revolving Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Revolving Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Revolving Loan Documents” means the “Loan Documents” as defined in the Revolving Credit Agreement; provided that any Intercreditor Agreement shall not constitute a Revolving Loan Document for purposes of this Agreement.

“Revolving Loans” means “Loans” under, and as defined in, the Revolving Credit Agreement, including those defined therein as “Term Loans” or “Swingline Loans”, as well as those defined therein as “Revolving Loans”.

“Revolving Required Lenders” means the “Required Lenders” under, and as defined in, the Revolving Credit Agreement.

“Revolving Secured Parties” means (a) the Revolving Credit Agreement Lenders, (b) the Administrative Agent, (c) the Issuing Bank, (d) the beneficiaries of each indemnification obligation undertaken by any Loan Party under the Revolving Credit Agreement and (e) the successors and assigns of each of the foregoing.

“Secured Cash Management Obligations” means the due and punctual payment and performance of obligations (not exceeding $50,000,000 in the aggregate principal amount) of the Parent, the Borrower and each Subsidiary (whether absolute or contingent and however and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) under each agreement for the provision of Cash Management Services that (a) is designated by the Borrower in writing to the Collateral Agent from time to time as constituting Secured Cash Management Obligations and (b) (i) is in effect on the Restatement Effective Date with a Person that is a Revolving Lender or an Affiliate of a Revolving Lender as of such date or (ii) is entered into after the Restatement Effective Date with a Person that is a Revolving Lender or an Affiliate of a Revolving Lender at the time such agreement is entered into.

“Secured Hedge Obligations” means the due and punctual payment and performance of all obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Restatement Effective Date with a counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender as of such date or (ii) is entered into after the Restatement Effective Date with any counterparty that is a Revolving Lender or an Affiliate of a Revolving Lender at the time such Swap Agreement is entered into; provided, however, the term “Secured Hedge Obligations” shall not create any guarantee by any Grantor of (or grant of security interest by any Grantor to support) any Excluded Swap Obligations of such Grantor.

“Secured Obligations” means (a) the Revolving Loan Document Obligations, (b) the Term Loan Document Obligations and (c) the Secured Swap Obligations; provided, however, the term “Secured Obligations” shall not create any guarantee by any Grantor of (or grant of security interest by any Grantor to support) any Excluded Swap Obligations of such Grantor.

“Secured Parties” means (a) the Revolving Secured Parties, (b) the Term Loan Secured Parties, (c) the Collateral Agent and (d) the Secured Swap Parties.

“Secured Swap Obligations” means (a) Secured Hedge Obligations and (b) Secured Cash Management Obligations.

“Secured Swap Parties” means (a) each counterparty to any Swap Agreement with a Loan Party the obligations under which constitute Secured Hedge Obligations at the time and (b) each provider of Cash Management Services the obligations under which constitute Secured Cash Management Obligations at the time such provider provides such Cash Management Services.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Senior Secured Notes” means the senior secured notes issued by the Borrower under the Indenture.

“Subsidiary Parties” means (a) the Subsidiaries identified on Schedule I and (b) each other Subsidiary that becomes a party to this Agreement as a Subsidiary Party after the Restatement Effective Date.

“Swap Obligation” means any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

“Term Loan Agreement” means the Indenture.

“Term Loan Documents” means the Indenture and the Security Documents; provided that any Intercreditor Agreement shall not constitute a Term Loan Document for purposes of this Agreement.

“Term Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Senior Secured Notes, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Borrower to any of the Term Loan Secured Parties under the Term Loan Agreement and each of the other Term Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual performance of all other obligations of the Borrower under or pursuant to the Term Loan Agreement and each of the other Term Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Term Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Term Loan Lenders” means the holders of the Senior Secured Notes.

“Term Loan Required Lenders” means the number of, or percentage of, Term Loan Lenders required, under the Indenture, to approve or consent to the relevant action; provided that the Trustee shall, subject to the terms of the Indenture, direct any action or direct the refraining from taking any action on behalf of such Term Loan Required Lenders.

“Term Loan Secured Parties” means (a) the Term Loan Lenders, (b) the Trustee, (c) the beneficiaries of each indemnification obligation undertaken by any Loan Party under the Term Loan Agreement and (d) the successors and assigns of each of the foregoing.

“Term Loans” has the meaning assigned to the term “Senior Secured Notes” in this Agreement.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any Trademark or any such right that any Grantor now or hereafter otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, or that a third party now or hereafter otherwise has the right to license, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Grantor: (a) all trademarks, service marks, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers and designs, now existing or hereafter adopted or acquired and all registrations, recordings and applications filed in connection with the foregoing, including registrations and registration applications in the United States Patent and Trademark Office (or any successor office) or any similar offices in any State of the United States or any other country or any political subdivision thereof (provided that no security interest shall be granted in the United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity and enforceability of such intent-to-use trademark applications under applicable federal law), and all extensions or renewals thereof, including those listed on Schedule III, (b) all goodwill associated therewith or symbolized thereby and (c) all other assets, rights and interests that uniquely reflect or embody such goodwill.

“Unrestricted Secured Obligations” means Secured Obligations that are not “Debt” within the meaning of the Existing Senior Notes Indentures.

SECTION 1.03. Existing Collateral Agreement. This Agreement amends and restates the Existing Collateral Agreement. The grant of security interests in the Collateral by the Grantors under the Existing Collateral Agreement shall continue under this Agreement, and shall not in any event be terminated, extinguished or annulled, but shall hereafter be governed by this Agreement. All references to the Existing Collateral Agreement in any Loan Document (other than this Agreement) or other document or instrument delivered in connection therewith shall be deemed to refer to this Agreement and the provisions hereof. It is understood and agreed that the Existing Collateral Agreement is being amended and restated by entry into this Agreement on the date hereof.

ARTICLE II

Pledge of Securities

SECTION 2.01. Pledge. Subject to Section 3.06, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of such Grantor’s right, title and interest in, to and under (a) the shares of capital stock and other Equity Interests of any subsidiaries owned by it and listed on Schedule II and any other Equity Interests of any subsidiaries obtained in the future by such Grantor and the certificates representing all such Equity Interests (the “Pledged Stock”); provided that the Pledged Stock shall not include more than 66% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary; (b)(i) the debt securities listed opposite the name of such Grantor on Schedule II, (ii) any debt securities (other than Permitted Investments) in the future issued to such Grantor and (iii) the promissory notes and any other instruments evidencing such debt securities (collectively, the “Pledged Debt Securities”); (c) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01; (d) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the securities referred to in clauses (a) and (b) above; (e) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (a), (b), (c) and (d) above; and (f) all Proceeds of any of the foregoing (the items referred to in clauses (a) through (f) above being collectively referred to as the “Pledged Collateral”).

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 2.02. Delivery of the Pledged Collateral. (a) Each Grantor agrees promptly to deliver or cause to be delivered to the Collateral Agent any and all Pledged Securities.

(b) Each Grantor will cause (i) any Indebtedness for borrowed money owed to such Grantor by the Parent or any subsidiary to be evidenced by a duly executed promissory note (except as otherwise provided pursuant to the Collateral Requirement) that is pledged and delivered to the Collateral Agent pursuant to the terms hereof and (ii) any Indebtedness for borrowed money in an aggregate principal amount exceeding $15,000,000 owed to such Grantor by any other Person that is not the Parent or a subsidiary that is evidenced by a promissory note to be pledged and delivered to the Collateral Agent pursuant to the terms hereof.

(c) Upon delivery to the Collateral Agent, (i) any Pledged Securities shall be accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Grantor and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule II and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Securities. Each schedule so delivered shall supplement any prior schedules so delivered.

SECTION 2.03. Representations, Warranties and Covenants. The Grantors jointly and severally represent, warrant and covenant to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) Schedule II correctly sets forth the percentage of the issued and outstanding units of each class of the Equity Interests of the issuer thereof represented by the Pledged Stock and includes all Equity Interests, debt securities and promissory notes required to be pledged hereunder in order to satisfy the Collateral Requirement;

(b) the Pledged Stock and Pledged Debt Securities issued by the Parent or any subsidiary have been duly and validly authorized and issued by the issuers thereof and (i) in the case of Pledged Stock, are fully paid and nonassessable, (ii) in the case of Pledged Debt Securities issued by the Parent or any subsidiary, are legal, valid and binding obligations of the issuers thereof and (iii) in the case of the Pledged Debt Securities issued by a Person other than the Parent or a subsidiary, to the applicable Grantor’s best knowledge, are legal, valid and binding obligations of the issuers thereof;

(c) except for the security interests granted hereunder, each of the Grantors (i) is and, subject to any transfers made in compliance with the Credit Agreements, will continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule II as owned by such Grantor, (ii) holds the same free and clear of all Liens, other than Liens created by this Agreement, Permitted Encumbrances and Liens and transfers made in compliance with the Credit Agreements, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than Liens created by this Agreement, Permitted Encumbrances and Liens and transfers made in compliance with the Credit Agreements and (iv) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and Permitted Encumbrances and Liens permitted pursuant to the Credit Agreements), however arising, of all Persons whomsoever;

(d) except for restrictions and limitations imposed by the Loan Documents or securities laws generally, the Pledged Collateral is and will continue to be freely transferable and assignable, and none of the Pledged Collateral is or will be subject to any option, right of first refusal, shareholders agreement, charter or by-law provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of such Pledged Collateral hereunder, the sale or disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder;

(e) each of the Grantors has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) no consent or approval of any Governmental Authority, any securities exchange or any other Person was or is necessary for the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by the Grantors of this Agreement and the Lien priorities set forth in the First Lien Intercreditor Agreement and any Intercreditor Agreement, when any Pledged Securities issued by an issuer organized under the laws of any of the States of the United States or the District of Columbia are delivered to the Collateral Agent in the State of New York in accordance with this Agreement, the Collateral Agent will obtain a legal, valid and perfected first-priority lien upon and security interest in such Pledged Securities as security for the payment and performance of the Secured Obligations; and

(h) the pledge effected hereby is effective to vest in the Collateral Agent, for the benefit of the Secured Parties, the rights of the Collateral Agent in the Pledged Collateral as set forth herein.

SECTION 2.04. Certification of Limited Liability Company and Limited Partnership Interests. Each interest in any limited liability company or limited partnership controlled by any Grantor and pledged hereunder shall be a “security” within the meaning of Article 8 of the New York UCC and shall be governed by Article 8 of the New York UCC and shall be represented by a certificate and delivered to the Collateral Agent pursuant to Section 2.02 or shall be an uncertificated security and subject to the provisions of Section 3.04(b); provided that the agreement referred to therein shall be in form and substance reasonably satisfactory to the Collateral Agent and shall have been executed and delivered to the Collateral Agent within 10 days after the date the Parent or the Borrower shall have been required to comply with Sections 5.09 or 5.10(a) of the Revolving Credit Agreement or Sections 3.11, 3.17, or 3.19 of the Term Loan Agreement.

SECTION 2.05. Registration in Nominee Name; Denominations. Upon the occurrence and during the continuance of a Default under the Revolving Credit Agreement or an Event of Default, the Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent. Each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Grantor. The Collateral Agent shall, if a Default under the Revolving Credit Agreement or an Event of Default shall have occurred and be continuing, have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 2.06. Voting Rights; Dividends and Interest. (a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have notified the Grantors that their rights under this Section 2.06 are being suspended:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose consistent with the terms of this Agreement, the Credit Agreements and the other Loan Documents; provided that such rights and powers shall not be exercised in any manner that could materially and adversely affect the rights inuring to a holder of any Pledged Securities or the rights and remedies of any of the Collateral Agent or the other Secured Parties under this Agreement or the Credit Agreements or any other Loan Document or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreements, the other Loan Documents and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Stock or Pledged Debt Securities, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and shall be forthwith delivered to the Collateral Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(iii) of this Section 2.06, then all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to each Grantor (without interest if the account is non-interest bearing) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default, after the Collateral Agent shall have notified the Grantors of the suspension of their rights under paragraph (a)(i) of this Section 2.06, then all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Revolving Required Lenders and the Term Loan Required Lenders, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights.

(d) Any notice given by the Collateral Agent to the Grantors suspending their rights under paragraph (a) of this Section 2.06 (i) may be given by telephone if promptly confirmed in writing within two Business Days thereafter, (ii) may be given to one or more of the Grantors at the same or different times and (iii) may suspend the rights of the Grantors under paragraph (a)(i) or paragraph (a)(iii) in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

ARTICLE III

Security Interests in Personal Property

SECTION 3.01. Security Interest. (a) Subject to Section 3.06, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest (the

“Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i) all Accounts;

(ii) all Chattel Paper;

(iii) all Documents;

(iv) all Equipment;

(v) all General Intangibles;

(vi) all Instruments;

(vii) all Inventory;

(viii) all Investment Property;

(ix) all books and records pertaining to the Article 9 Collateral;

(x) all cash and Deposit Accounts; and

(xi) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings) with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Collateral as all assets of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (A) whether such Grantor is an organization and, if so, the type of organization and any organizational identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing or covering Article 9 Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Article 9 Collateral relates. Each Grantor agrees to provide such information to the Collateral Agent promptly upon request.

The Collateral Agent is further authorized to file with the United States Patent and Trademark Office or United States Copyright Office (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each Grantor naming any Grantor or the Grantors as debtors and the Collateral Agent as secured party; provided that the Collateral Agent shall obtain such Grantor’s written consent (which shall not be unreasonably withheld) prior to such filings; provided further that no consent shall be required if a Default under the Revolving Credit Agreement or an Event of Default shall have occurred and be continuing.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) Notwithstanding anything herein to the contrary, in no event shall the security interest granted hereunder attach to any contract or agreement to which a Grantor is a party or any of its rights or interests thereunder if and for so long as the grant of such security interest shall constitute or result in (i) the unenforceability of any right of the Grantor therein or (ii) a breach or termination pursuant to the terms of, or a default under, any such contract or agreement (other than to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the New York UCC or any other applicable law or principles of equity), provided, however, that such security interest shall attach immediately at such time as the condition causing such unenforceability or breach, termination or default, as the case may be, shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract or agreement that does not result in any of the consequences specified in (i) or (ii) including, without limitation, any proceeds of such contract or agreement.

SECTION 3.02. Representations and Warranties. The Grantors jointly and severally represent and warrant to the Collateral Agent and the Secured Parties that:

(a) Each Grantor has good and valid rights in and title to the Article 9 Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Collateral Agent, for the benefit of the Secured Parties, the Security Interest in such Article 9 Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained.

(b) The Perfection Schedule delivered by the Borrower on November 7, 2008, was duly prepared and completed and the information set forth therein, including the exact legal name of each Grantor, was correct and complete as of November 7, 2008. The Perfection Schedule attached hereto as Schedule 3.02 has been duly prepared and completed and the information set forth therein, including the exact legal name of each Grantor, is correct and complete as of the Restatement Effective Date. The Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations prepared by the Collateral Agent based upon the information provided to the Collateral Agent in the Perfection Schedule delivered by the Borrower on November 7, 2008 for filing in each governmental, municipal or other office specified in Annex 2 to such Perfection Schedule (or thereafter specified by notice from the Borrower to the Collateral Agent in the case of filings, recordings or registrations required by Section 5.10 or 5.11 of the Revolving Credit Agreement or Sections 3.11, 3.17, 3.18 or 3.19 of the Term Loan Agreement), are all the filings, recordings and registrations (other than filings required to be made in the United States Copyright Office in order to perfect the Security Interest in Article 9 Collateral consisting of Copyrights) that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements. As of the date of this Agreement, no Grantor owns any Copyright that is material to the conduct of its business.

(c) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations, (ii) subject to the filings described in Section 4.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions and (iii) a security interest that shall be perfected in all Article 9 Collateral in which a security interest may be perfected upon the receipt and recording of a copyright security agreement with the United States Copyright Office pursuant to 17 U.S.C. § 205. Except for the Lien on U.S. Patent no. 5787753, the Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than Permitted Encumbrances that have priority as a matter of law and Liens expressly permitted to be prior to the Security Interest pursuant to Section 6.02 of the Revolving Credit Agreement and Section 3.5 of the Term Loan Agreement.

(d) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Encumbrances and Liens expressly permitted pursuant to Section 6.02 of the Revolving Credit Agreement and Section 3.5 of the Term Loan Agreement. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the United States Patent and Trademark Office or the United States Copyright Office or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to the Loan Documents or Section 6.02 of the Revolving Credit Agreement and Section 3.5 of the Term Loan Agreement.

SECTION 3.03. Covenants. (a) Each Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Article 9 Collateral owned by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which such Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Article 9 Collateral.

(b) Each Grantor shall, at its own expense, take any and all actions necessary to defend title to the Article 9 Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Article 9 Collateral and the priority thereof against any Lien not expressly permitted pursuant to Section 6.02 of the Revolving Credit Agreement and Section 3.5 of the Term Loan Agreement.

(c) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Article 9 Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent.

Without limiting the generality of the foregoing, each Grantor hereby authorizes the Collateral Agent, with prompt notice thereof to the Grantors, to supplement this Agreement by supplementing Schedule III or adding additional schedules hereto to specifically identify any asset or item that may constitute Copyrights, Licenses, Patents or Trademarks; provided that (i) any Grantor shall have the right, exercisable within 10 days after it has been notified by the Collateral Agent of the specific identification of such Collateral, to advise the Collateral Agent in writing of any inaccuracy of the representations and warranties made by such Grantor hereunder with respect to such Collateral and (ii) the Collateral Agent may not file such supplemental schedules with the United States Patent and Trademark Office or United States Copyright Office without such Grantor’s consent (such consent not to be unreasonably withheld); provided that no consent of such Grantor shall be required if a Default under the Revolving Credit Agreement or an Event of Default shall have occurred and be continuing. Each Grantor agrees that it will use its best efforts to take such action as shall be necessary in order that all representations and warranties hereunder shall be true and correct with respect to such Collateral within 30 days after the date it has been notified by the Collateral Agent of the specific identification of such Collateral.

(d) The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, at the Grantors’ own cost and expense, to inspect the Article 9 Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Article 9 Collateral is located, to discuss the Grantors’ affairs with the officers of the Grantors and their independent accountants and to verify under reasonable procedures, in accordance with Section 5.06 of the Revolving Credit Agreement or any equivalent provision of the Term Loan Agreement, the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Article 9 Collateral, including, in the case of Accounts or Article 9 Collateral in the possession of any third person, by contacting Account Debtors or the third person possessing such Article 9 Collateral for the purpose of making such a verification. The Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

(e) At its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 6.02 of the Revolving Credit Agreement and Section 3.5 of the Term Loan Agreement and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by either Credit Agreement or this Agreement, and each Grantor jointly and severally agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(f) If at any time any Grantor shall take a security interest in any property of an Account Debtor or any other Person to secure payment and performance of an Account in an amount exceeding $5,000,000, such Grantor shall promptly assign such security interest to the Collateral Agent. Such assignment need not be filed of public record unless necessary to continue the perfected status of the security interest against creditors of and transferees from the Account Debtor or other Person granting the security interest.

(g) Each Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Article 9 Collateral, all in accordance with the terms and conditions thereof, and each Grantor jointly and severally agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

(h) None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Article 9 Collateral or shall grant any other Lien in respect of the Article 9 Collateral, except as permitted by both Credit Agreements. None of the Grantors shall make or permit to be made any transfer of the Article 9 Collateral and each Grantor shall remain at all times in possession of the Article 9 Collateral owned by it, except that unless and until the Collateral Agent shall notify the Grantors that an Event of Default shall have occurred and be continuing and that during the continuance thereof the

Grantors shall not sell, convey, lease, assign, transfer or otherwise dispose of any Article 9 Collateral (which notice may be given by telephone if promptly confirmed in writing), the Grantors may use and dispose of the Article 9 Collateral in any lawful manner not inconsistent with the provisions of this Agreement, the Credit Agreements or any other Loan Document. Without limiting the generality of the foregoing, each Grantor agrees that it shall use commercially reasonable efforts to not permit any Inventory with a book value at any time exceeding $2,000,000 at any one location to be in the possession or control of any warehouseman, agent, bailee or processor at any time unless such warehouseman, bailee, agent or processor shall have been notified of the Security Interest and shall have acknowledged in writing, in form and substance reasonably satisfactory to the Collateral Agent, that such warehouseman, agent, bailee or processor holds the Inventory for the benefit of the Collateral Agent subject to the Security Interest and shall act upon the instructions of the Collateral Agent without further consent from the Grantor, and that such warehouseman, agent, bailee or processor further agrees to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise; provided that the Collateral Agent agrees that it will not deliver any such instructions unless an Event of Default shall have occurred and be continuing.

(i) None of the Grantors will, without the Collateral Agent’s prior written consent (which consent, unless an Event of Default shall have occurred and be continuing, shall not be unreasonably withheld), grant any extension of the time of payment of any Accounts included in the Article 9 Collateral, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any Person liable for the payment thereof or allow any credit or discount whatsoever thereon, other than extensions, compromises, settlements, releases, credits or discounts granted or made in connection with a bankruptcy of an account debtor or in the ordinary course of business and consistent with its current practices and in accordance with such prudent and standard practice used in industries that are the same as or similar to those in which such Grantor is engaged.

(j) The Grantors, at their own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Inventory and Equipment in accordance with the requirements set forth in Schedule IV hereto. Each Grantor irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Article 9 Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Grantors hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Collateral Agent and shall be additional Secured Obligations secured hereby.

(k) Each Grantor shall maintain, in form and manner reasonably satisfactory to the Collateral Agent, records of its Chattel Paper and its books, records and documents evidencing or pertaining thereto.

SECTION 3.04. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Security Interest, each Grantor agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Article 9 Collateral:

(a) Instruments. If any Grantor shall at any time hold or acquire any Instruments, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time reasonably request.

(b) Investment Property. Except to the extent otherwise provided in Article III, if any Grantor shall at any time hold or acquire any certificated securities, such Grantor shall forthwith endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to such Grantor or its nominee directly by the issuer thereof, such Grantor shall immediately notify the Collateral Agent thereof and, at the Collateral Agent’s request and option, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) cause the issuer to agree to comply with instructions from the Collateral Agent as to such securities, without further consent of any Grantor or such nominee, or (ii) arrange for the Collateral Agent to become the registered owner of the securities.

SECTION 3.05. Covenants Regarding Patent, Trademark and Copyright Collateral. (a) Each Grantor agrees that it will not do any act or knowingly omit to do any act (and will exercise commercially reasonable efforts to prevent its licensees from doing any act or omitting to do any act) whereby any Patent that is material to the conduct of such Grantor’s business may become invalidated or dedicated to the public, and agrees that it shall continue to use proper statutory notice in connection with Grantor’s products covered by a Patent in a manner consistent with past practices in the ordinary course of business.

(b) Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark material to the conduct of such Grantor’s business, (i) maintain such Trademark in full force free from any claim of abandonment or invalidity for non-use, (ii) maintain the quality of products and services offered under such Trademark, consistent with the quality of the products and services on the Restatement Effective Date, (iii) use proper statutory notice in a manner consistent with past practices in the ordinary course of business and (iv) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(c) Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright material to the conduct of such Grantor’s business, continue to publish, reproduce, display, adopt and distribute the work with proper statutory notice in a manner consistent with past practices in the ordinary course of business.

(d) Each Grantor shall notify the Collateral Agent promptly if it knows or has reason to know that any Patent, Trademark or Copyright material to the conduct of its business may become abandoned, lost or dedicated to the public, or of any materially adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) regarding such Grantor’s ownership of any Patent, Trademark or Copyright, its right to register the same or its right to keep and maintain the same.

(e) In the event that any Grantor, either itself or through any agent, employee, licensee or designee, files an application for any Patent, Trademark or Copyright material to the conduct of its business (or for the registration of any Trademark or Copyright) with the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof, such Grantor shall, substantially contemporaneously with such filing, notify the Collateral Agent, and, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright.

(f) Each Grantor will take all necessary steps that are consistent with the practice in any proceeding before the United States Patent and Trademark Office, United States Copyright Office or any office or agency in any political subdivision of the United States or in any other country or any political subdivision thereof to maintain and pursue each material application relating to the Patents, Trademarks and/or Copyrights (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that is material to the conduct of any Grantor’s business, including timely filings of applications for renewal, affidavits of use, affidavits of incontestability and payment of maintenance fees, and, if consistent with good business judgment, to initiate opposition, interference and cancellation proceedings against third parties.

(g) In the event that any Grantor has reason to believe that any Article 9 Collateral consisting of a Patent, Trademark or Copyright material to the conduct of any Grantor’s business has been or is about to be infringed, misappropriated or diluted by a third party, such Grantor promptly shall notify the Collateral Agent and shall, if consistent with good business judgment, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Article 9 Collateral.

(h) Upon and during the continuance of an Event of Default, each Grantor shall use its best efforts to obtain all requisite consents or approvals by the licensor of each Copyright License, Patent License or Trademark License to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

(i) Each year at the time of delivery of the certificate required pursuant to Section 5.10(b) of the Revolving Credit Agreement or Section 3.19(b) of the Term Loan Agreement, the Parent or the Borrower shall supplement Schedule III to this Agreement with any information not previously disclosed to the Collateral Agent.

SECTION 3.06. Existing Senior Notes Indentures. This Agreement and the other Security Documents (a) are intended not to create a Lien on any Restricted Property to secure any of the Secured Obligations if and to the extent doing so would require any of the Existing Senior Notes to be equally and ratably secured and (b) shall be construed and enforced to give effect to such intention.

SECTION 3.07. Deposit Accounts and Securities Accounts. (a) The Grantors shall have Control Agreements executed and delivered to the Collateral Agent by all depositary banks and securities intermediaries with which the Grantors maintain Deposit Accounts or Securities Accounts on the Restatement Effective Date (except for the Securities Account with Reserve Short-Term Investment Trust and the Securities Accounts with Key Bank listed on the Perfection Schedule as of the date hereof); provided that the Grantors shall not be required to have Control Agreements executed and delivered for Deposit Accounts that do not at any time contain any deposits other than those exclusively used for (i) payroll, payroll taxes and other wage or benefit payments to or for the benefit of employees of one or more of the Grantors or (ii) disbursements.

(b) No Grantor shall open any additional Deposit Account (other than a Deposit Account for which no Control Agreement is required under paragraph (a) of this Section) or Securities Account after the Restatement Effective Date unless such Grantor shall notify the Collateral Agent thereof and either (i) cause the depositary bank or securities intermediary, as the case may be, to agree to comply with instructions from the Collateral Agent to such depositary bank or securities intermediary directing the disposition of funds or securities from time to time credited to such Deposit Account or Securities Account, without further consent of such Grantor or any other Person, pursuant to a Control Agreement reasonably satisfactory to the Collateral Agent and the Borrower, or (ii) arrange for the Collateral Agent to become the customer of the depositary bank or securities intermediary with respect to the Deposit Account or Securities Account, with the Grantor being permitted, only with the consent of the Collateral Agent, to exercise rights to withdraw funds from such Deposit Account or sell or otherwise dispose in any way of securities from such Securities Accounts. The Collateral Agent agrees with each Grantor that the Collateral Agent shall not give any such instructions or withhold any withdrawal or sale rights from any Grantor unless an Event of Default has occurred and is continuing, or, after giving effect to any such withdrawal or sale, would occur.

ARTICLE IV

Remedies

SECTION 4.01. Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, each Grantor agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right to take any of or all the following actions at the same or different times: (a) with respect to any Article 9 Collateral consisting of Intellectual Property, on demand, to cause the Security Interest to become an assignment, transfer and conveyance of any of or all such Article 9 Collateral by the applicable Grantors to the Collateral Agent or to license or sublicense, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any such Article 9 Collateral throughout the world on such terms and conditions and in such manner as the Collateral Agent shall determine (other than in violation of any then-existing licensing arrangements to the extent that waivers cannot be obtained) and (b) with or without legal process and with or without prior notice or demand for performance, to take possession of the Article 9 Collateral and without liability for trespass to enter any premises where the Article 9 Collateral may be located for the purpose of taking possession of or removing the Article 9 Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

In the event of a foreclosure or other exercise of remedies against the Collateral by the Collateral Agent on any of the Collateral pursuant to a public or private sale or other disposition, with the consent of the Revolving Required Lenders and the Term Loan Required Lenders, the Collateral Agent may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Collateral Agent, as agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent on behalf of the Secured Parties at such sale or other disposition.

SECTION 4.02. Application of Proceeds. (a) The Collateral Agent shall apply the proceeds of any collection or sale of Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, hereunder or under any other Security Document, including any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Secured Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent or the Collateral Agent hereunder or under any other Loan Document on behalf of any Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, subject to the provisions of Sections 4.02(b), (c) and (d), to the payment in full of the Secured Obligations other than the Secured Swap Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Secured Obligations owed to them on the date of any such distribution);

THIRD, subject to the provisions of Sections 4.02(b), (c) and (d), to the payment in full of the Secured Swap Obligations (the amounts so applied to be distributed among the Secured Swap Parties pro rata in accordance with the amounts of such Secured Swap Obligations owed to them on the date of any such distribution); and

FOURTH, subject to any Intercreditor Agreement in effect at the time, to the Grantors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

(b) Notwithstanding any provision of this Agreement or any other Security Document to the contrary, if and to the extent that, on any distribution date, any proceeds of any collection or sale of Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, hereunder or under any other Security Document constitute proceeds of Restricted Property, then such proceeds, when distributed pursuant to clause Second or Third of Section 4.02(a), shall be applied (i) first, to the payment in full of the Secured Obligations that are Unrestricted Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of such Secured Obligations owed to them on the date of any such distribution), and (ii) second, to the payment in full of the other Secured Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance the amounts of such Secured Obligations owed to them on the date of any such distribution); provided that the aggregate amount of proceeds of Restricted Property distributed pursuant to clause (ii) above shall not exceed the Maximum Distribution Amount, and, subject to any Intercreditor Agreement in effect at the time, any excess shall, when distributed, be distributed pursuant to clause Fourth of Section 4.02(a).

(c) The Collateral Agent shall make all payments and distributions under Section 4.02(a): (i) on account of Revolving Loan Document Obligations to the Administrative Agent, pursuant to directions of the Administrative Agent, for redistribution to the holders of the applicable Revolving Loan Document Obligations; and (ii) on account of Term Loan Document Obligations to the Trustee, pursuant to directions of the Trustee, subject to the terms of the Indenture, for redistribution to the holders of the applicable Term Loan Document Obligations.

(d) In making the determinations and allocations required by this Section 4.02, the Collateral Agent may conclusively rely upon information supplied by the Administrative Agent, the Trustee or any holder of Secured Obligations as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations, and information supplied by the Parent or the Borrower as to the Maximum Distribution Amount, and the Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on such information, provided that nothing in this sentence shall prevent (i) any Loan Party from contesting any amounts claimed by any Secured Party in any information so supplied or (ii) any Secured Party from contesting any amount so supplied by the Parent or the Borrower. In addition, for purposes of making the allocations required by Section 4.02(a) with respect to any amount that is denominated in any currency other than Dollars, the Collateral Agent shall, on or prior to the applicable distribution date, convert such amount into an amount of Dollars based upon the relevant Spot Exchange Rate as of a recent date specified by the Collateral Agent in its reasonable discretion. All distributions made by the Collateral Agent pursuant to Section 4.02(a) shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Administrative Agent or the Trustee of any amounts distributed to it for distribution to any Secured Parties.

SECTION 4.03. Grant of License to Use Intellectual Property. For the purpose of enabling the Collateral Agent to exercise the rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent (to the extent grantable by such Grantor without breaching or violating any agreement) an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Grantors and subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of such Trademarks and, in the case of trade secrets, to an obligation of Collateral Agent to take reasonable steps under the circumstances to keep the trade secrets confidential to avoid the risk of invalidation of such trade secrets) to use, license or sublicense any of the Article 9 Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default under either Credit Agreement; provided that any license to any third party, sublicense to any third party or other transaction entered into by the Collateral Agent in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

SECTION 4.04. Securities Act. In view of the position of the Grantors in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Collateral permitted hereunder. Each Grantor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Grantor recognizes that in light of such restrictions and limitations the Collateral Agent may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, in its sole and absolute discretion (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or any part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Grantor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 4.04 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE V

Indemnity, Subrogation and Subordination

SECTION 5.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Grantors may have under applicable law (but subject to Section 5.03), the Borrower agrees that in the event any assets of any Grantor shall be sold pursuant to this Agreement or any other Security Document to satisfy in whole or in part an obligation owed to any Secured Party, the Borrower shall indemnify such Grantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 5.02. Contribution and Subrogation. Each Grantor (a “Contributing Party”) agrees (subject to Section 5.03) that, in the event any assets of any other Grantor shall be sold pursuant to any Security Document to satisfy any Secured Obligation owed to any Secured Party and such other Grantor (the “Claiming Party”) shall not have been fully indemnified by the Borrower as provided in Section 5.01, the Contributing Party shall indemnify the Claiming Party in an amount (the “Indemnified Amount”) equal to the greater of the book value or the fair market value of such assets multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the Restatement Effective Date, and the denominator shall be the aggregate net worth of all the Grantors on the Restatement Effective Date (or, in the case of any Grantor becoming a party hereto after the Restatement Effective Date, pursuant to Section 7.14, the date of the supplement hereto executed and delivered by such Grantor). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 5.02 shall be subrogated to the rights of such Claiming Party under Section 5.01 to the extent of such payment. Notwithstanding the foregoing, to the extent that any Claiming Party’s right to indemnification hereunder arises from a payment or sale of Collateral made to satisfy Secured Obligations constituting Swap Obligations, only those Contributing Parties for whom such Swap Obligations do not constitute Excluded Swap Obligations shall indemnify such Claiming Party, with the fraction set forth in the second preceding sentence being modified as appropriate to provide for indemnification of the entire Indemnified Amount.

SECTION 5.03. Subordination. (a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors under Sections 5.01 and 5.02 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations. No failure on the part of the Borrower or any Grantor to make the payments required by Sections 5.01 and 5.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that all Indebtedness and other monetary obligations owed by it to any other Grantor or any other Subsidiary shall be fully subordinated to the indefeasible payment in full in cash of the Secured Obligations.

ARTICLE VI

The Collateral Agent

SECTION 6.01. Exculpatory Provisions. (a) The Collateral Agent shall be entitled to the same exculpatory provisions as are applicable to the Administrative Agent pursuant to Article VIII of the Revolving Credit Agreement without limitation of any provision set forth herein or in the First Lien Intercreditor Agreement. The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties herein or in any other Loan Document, all of which are made solely by the Loan Parties party thereto. The Collateral Agent makes no representations as to the value or condition of the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, or any part thereof, or as to the title of the Loan Parties thereto or as to the security afforded by this Agreement or any other Security Document, or as to the validity, execution, enforceability, legality or sufficiency of this Agreement, the other Security Documents or the Secured Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters.

(b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Loan Parties of any of the covenants or agreements contained herein, in any other Security Document or in any other Loan Document. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of Secured Obligations then held by any of the Secured Parties or the amount of any distribution or payment to be made hereunder, the Collateral Agent may rely on a certificate of such Secured Party or the Administrative Agent (with respect to the Revolving Secured Parties) or the Trustee (with respect to the Term Loan Secured Parties), and, if such Secured Party or Administrative Agent or Trustee, as applicable, shall not give such information to the Collateral Agent, such Person (in the sole determination of the Collateral Agent) shall not be entitled to receive distributions hereunder (in which case distributions to those Persons who have supplied such information to the Collateral Agent shall be calculated by the Collateral Agent using, for those Persons who have not supplied such information, the list then most recently delivered by the Borrower), and the amount so calculated to be distributed to any Person who fails to give such information shall be held for such Person until such Person does supply such information to the Collateral Agent, whereupon on the next distribution the amount distributable to such Person shall be recalculated using such information and distributed to it, with any undistributed balance being distributed as otherwise provided herein. Nothing in the preceding sentence shall prevent any Loan Party from contesting any amounts claimed by any Secured Party in any certificate so supplied.

(c) The Collateral Agent shall be under no obligation or duty to take any discretionary action or exercise any discretionary powers under this Agreement or any other Security Document if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified, unless the Collateral Agent receives security or indemnity satisfactory to it against such tax (or equivalent liability), or any liability resulting from such qualification, in each case as results from the taking of such action under this Agreement or any other Security Document.

(d) The Collateral Agent shall have the same rights with respect to any Secured Obligation held by it as any other Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of banking or trust business with, any of the Loan Parties as if it were not the Collateral Agent.

(e) The Collateral Agent shall not be liable for any action taken or omitted to be taken in accordance with this Agreement or the other Security Documents except for those resulting from its own gross negligence or willful misconduct.

SECTION 6.02. Delegation of Duties. The Collateral Agent may execute any of the powers herein or in any other Security Document and perform any duty hereunder or under any other Security Document either directly or by or through agents or attorneys in fact. The exculpatory provisions of this Article VI shall apply to any such agent or attorney-in-fact and the Related Parties of the Collateral Agent and any such agent or attorney-in-fact, and shall apply to their respective activities. The Collateral Agent and any such agent or attorney-in-fact shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it without gross negligence or willful misconduct.

SECTION 6.03. Reliance by Collateral Agent. (a) Whenever in the administration of this Agreement or the other Security Documents the Collateral Agent shall deem it necessary or desirable that a factual matter be proved or established by any Loan Party, other Secured Party or other Person in connection with the Collateral Agent taking, suffering or omitting any action hereunder or thereunder, such matter (unless other evidence in respect thereof is herein specifically prescribed) may be deemed to be conclusively proved or established by a certificate of a responsible officer of the Parent, the Borrower, any other Loan Party, such other Secured Party or such other Person delivered to the Collateral Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted in reliance thereon, subject, however, to the provisions of Section 6.04.

(b) The Collateral Agent may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, faxes, telexes or electronic communications, to have been sent by the proper party or parties. In the absence of its own gross negligence or willful misconduct, the Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Agreement.

(c) The Collateral Agent may consult with counsel (who may be counsel for a Loan Party), and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any other Security Document in accordance therewith. The Collateral Agent shall have the right at any time to seek instructions concerning the administration of this Agreement and the other Security Documents from any court of competent jurisdiction.

(d) Any opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate of a responsible officer of any Loan Party or representations made by a responsible officer of any Loan Party in a writing filed with the Collateral Agent.

SECTION 6.04. Limitations on Duties of Collateral Agent. (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement and the other Security Documents. Without limiting the generality of the foregoing, the Collateral Agent (a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default under the Revolving Credit Agreement or an Event of Default has occurred and is continuing, and (b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by any other Loan Document that the Collateral Agent is instructed in writing to exercise in accordance with the First Lien Intercreditor Agreement.

(b) Without limiting the generality of the foregoing, the Collateral Agent shall make available for inspection and copying, upon request, by the Administrative Agent or the Trustee, each certificate or other paper furnished to the Collateral Agent by any of the Loan Parties under or in respect of this Agreement or any of the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations (but the Collateral Agent shall not have any duty to notify any Person of any such certificate or paper except as expressly provided in any applicable Loan Document).

(c) Beyond its duties as to the custody thereof expressly provided herein or in any other Security Document and to account to the Secured Parties and the Loan Parties for moneys and other property received by it hereunder or under any other Security Document, the Collateral Agent shall not have any duty to the Loan Parties or to the Secured Parties as to any Collateral in its possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

SECTION 6.05. Resignation of the Collateral Agent. The Collateral Agent may resign and a successor Collateral Agent may be appointed as provided in the First Lien Intercreditor Agreement.

SECTION 6.06. Merger of the Collateral Agent. Any Person into which the Collateral Agent may be merged, or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Agreement and the other Security Documents without the execution or filing of any paper or any further act on the part of the parties hereto.

SECTION 6.07. Co-Collateral Agents; Separate Collateral Agents. (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction in which any of the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, shall be located, or to avoid any violation of law or imposition on the Collateral Agent of taxes by such jurisdiction not otherwise imposed on the Collateral Agent, or the Collateral Agent shall be advised by counsel, satisfactory to it, that it is necessary or prudent in the interest of any of the Secured Parties, or the Collateral Agent shall deem it desirable for its own protection in the performance of its duties hereunder or under any other Security Document, the Collateral Agent and any other Loan Party requested by the Collateral Agent shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more other Persons approved by the Collateral Agent and (except if an Event of Default shall have occurred and be continuing) the Borrower (which consent shall not be unreasonably withheld), either to act as co-collateral agent or co-collateral agents of all or any of the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, under this Agreement or under any of the other Security Documents, jointly with the Collateral Agent originally named herein or therein or any successor Collateral Agent, or to act as separate collateral agent or collateral agents of any of the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations. If the Borrower or any other Loan Party so requested by the Collateral Agent shall not have joined in the execution of such instruments and agreements within 10 days after it receives a written request from the Collateral Agent to do so, or if an Event of Default shall have occurred and be continuing, the Collateral Agent may act under the foregoing provisions of this Section 6.07(a) without the concurrence of such Loan Parties and execute and deliver such instruments and agreements on behalf of such Loan Parties. Each of the Loan Parties hereby appoints the Collateral Agent as its agent and attorney to act for it under the foregoing provisions of this Section 6.07(a) in either of such contingencies.

(b) Every separate collateral agent and every co-collateral agent, other than any successor Collateral Agent appointed pursuant to Section 6.05, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred upon the Collateral Agent in respect of the custody, control and management of moneys, papers or securities shall be exercised solely by the Collateral Agent or any agent appointed by the Collateral Agent;

(ii) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent hereunder and under the relevant other Security Documents shall be conferred or imposed and exercised or performed by the Collateral Agent and such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, jointly, as shall be provided in the instrument appointing such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, or unless the performance of such act or acts would result in the imposition of any tax on the Collateral Agent which would not be imposed absent such joint act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents;

(iii) no power given hereby or by the relevant other Security Documents to, or which is provided herein or therein may be exercised by, any such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents shall be exercised hereunder or thereunder by such co-collateral agent or co-collateral agents or separate collateral agent or separate collateral agents except jointly with, or with the consent in writing of, the Collateral Agent, anything contained herein to the contrary notwithstanding;

(iv) no collateral agent hereunder shall be personally liable by reason of any act or omission of any other collateral agent hereunder; and

(v) the Borrower and the Collateral Agent, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate collateral agent or co-collateral agent and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate collateral agent or co-collateral agent, as the case may be, anything contained herein to the contrary notwithstanding. If the Borrower shall not have joined in the execution of any such instrument within 10 days after it receives a written request from the Collateral Agent to do so, or if a Default under the Revolving Credit Agreement or an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the power to accept the resignation of or remove any such separate collateral agent or co-collateral agent and to appoint a successor without the concurrence of the Borrower, the Borrower hereby appointing the Collateral Agent its agent and attorney to act for it in such connection in such contingency. If the Collateral Agent shall have appointed a separate collateral agent or separate collateral agents or co-collateral agent or co-collateral agents as above provided, the Collateral Agent may at any time, by an instrument in writing, accept the resignation of or remove any such separate collateral agent or co-collateral agent and the successor to any such separate collateral agent or co-collateral agent shall be appointed by the Borrower and the Collateral Agent, or by the Collateral Agent alone pursuant to this Section 6.07(b).

SECTION 6.08. Representatives of Secured Parties. If requested by the Collateral Agent, any Person which shall be designated as the duly authorized representative of one or more Secured Parties to act as such in connection with any matters pertaining to this Agreement or the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, shall present to the Collateral Agent such documents, including opinions of counsel, as the Collateral Agent may reasonably require, in order to demonstrate to the Collateral Agent the authority of such Person to act as the representative of such Secured Parties.

SECTION 6.09. Consent and Agreement by Secured Parties. By acceptance of the benefits of the Security Documents, each Secured Party shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under the Security Documents, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for enforcement of any provisions of this Agreement and the Security Documents against any Loan Party or the exercise of remedies hereunder or thereunder, (iii) to agree that such Secured Party shall not take any action to enforce any provisions of this Agreement or any Security Document against any Loan Party or to exercise any remedy hereunder or thereunder and (iv) to agree to be bound by the terms of this Agreement, the other Security Documents and any Intercreditor Agreement.

ARTICLE VII

Miscellaneous

SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 7.01 of the First Lien Intercreditor Agreement.

SECTION 7.02. Waivers; Amendment. (a) No failure or delay by the Collateral Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 7.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Revolving Loan, the issuance of a Letter of Credit or the issuance of the Senior Secured Notes shall not be construed as a waiver of any Default under the Revolving Credit Agreement or any Event of Default, regardless of whether the Collateral Agent, any Lender, the Trustee or the Issuing Bank may have had notice or knowledge of such Default under the Revolving Credit Agreement or Event of Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Loan Party or Loan Parties with respect to which such waiver, amendment or modification is to apply (including with respect to any release of Collateral other than the release of all or substantially all the Collateral), subject to any consent required in accordance with either Credit Agreement, including Section 9.02 of the Revolving Credit Agreement; provided that no such agreement shall waive, amend or modify paragraph (c) of this Section 7.02 without the written consent of each Lender; provided further that, if Indebtedness under either Credit Agreement is Refinanced with Indebtedness that the other Credit Agreement permits to be incurred, and to be secured pari passu with the Secured Obligations, then, subject to and in accordance with the First Lien Intercreditor Agreement, the Collateral Agent and the Loan Parties may, without the consent of any Lenders, enter into an agreement to amend this Agreement and the other Security Documents to allow obligations in respect of such Indebtedness to constitute Secured Obligations.

(c) The Collateral Agent shall not enter into any agreement or agreements to release all or substantially all the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, from the Liens of this Agreement or the other Security Documents without the prior written consent of each Lender.

SECTION 7.03. Collateral Agent’s Fees and Expenses; Indemnification. (a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable expenses incurred hereunder as provided in the First Lien Intercreditor Agreement and in Section 9.03 of the Revolving Credit Agreement (whether or not in effect at the time such expense is incurred), and, without prejudice or limitation to the provisions of the Indenture, any reasonable and documented out-of-pocket expenses incurred by the Trustee, the Collateral Agent and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Trustee and the Collateral Agent (and any local counsel that the Trustee or Collateral Agent determines to be appropriate in connection with matters affected by laws other than those of the State of New York), in connection with the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Grantor jointly and severally agrees to indemnify the Collateral Agent and the other Indemnitees (as defined in Section 9.03 of the Revolving Credit Agreement) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating to any agreement or instrument contemplated hereby, or to the Collateral, which for such purposes shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or any of its Related Parties.

(c) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 7.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 7.03 shall be payable promptly after written demand therefor.

SECTION 7.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 7.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the issuance of the Senior Secured Notes, the making of any Revolving Loans and issuance of any Letters of Credit, regardless of any investigation made by any Lender or on its behalf and notwithstanding that the Collateral Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default under the Revolving Credit

Agreement or any Event of Default or incorrect representation or warranty at the time any credit is extended under the Revolving Credit Agreement or any other Loan Document, and shall continue in full force and effect (a) in the case of the Revolving Loan Documents, as long as the principal of or any accrued interest on any Revolving Loan or any fee or any other amount payable under any Revolving Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated and (b) in the case of the Term Loan Documents, as long as the principal of or any accrued interest on any Term Loan or any fee or any other amount payable under any Term Loan Document is outstanding and unpaid.

SECTION 7.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile transmission or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Loan Party when a counterpart hereof executed on behalf of such Loan Party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Loan Party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Loan Party, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that no Loan Party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreements. This Agreement shall be construed as a separate agreement with respect to each Loan Party and may be modified, supplemented, waived or released with respect to any Loan Party without the approval of any other Loan Party and without affecting the obligations of any other Loan Party hereunder.

SECTION 7.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7.08. Right of Set-Off. If an Event of Default shall have occurred and be continuing, each Revolving Credit Agreement Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Revolving Credit Agreement Lender or Affiliate to or for the credit or the account of any Subsidiary Party against any of and all the obligations of such Subsidiary Party now or hereafter existing under this Agreement owed to such Revolving Credit

Agreement Lender, irrespective of whether or not such Revolving Credit Agreement Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Revolving Credit Agreement Lender under this Section 7.08 are in addition to other rights and remedies (including other rights of set-off) which such Revolving Credit Agreement Lender may have.

SECTION 7.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of the Loan Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Security Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Security Document shall affect any right that the Administrative Agent, the Collateral Agent, the Trustee, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Grantor or its properties in the courts of any jurisdiction.

(c) Each of the Loan Parties hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Security Document in any court referred to in paragraph (b) of this Section 7.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement or any other Security Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO

(A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

SECTION 7.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 7.12. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Pledged Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of either Credit Agreement or any other Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from either Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

SECTION 7.13. Termination or Release. (a) Subject to any applicable terms of the First Lien Intercreditor Agreement, this Agreement, the Security Interest and all other security interests granted hereby shall terminate when all the Revolving Loan Document Obligations and the Term Loan Document Obligations have been indefeasibly paid in full and the Revolving Credit Agreement Lenders have no further commitment to lend under the Revolving Credit Agreement, the LC Exposure has been reduced to zero, the Issuing Bank has no further obligations to issue Letters of Credit under the Revolving Credit Agreement and there are no Letters of Credit outstanding (and there are no unreimbursed disbursements in respect of Letters of Credit).

(b) Subject to any applicable terms of the First Lien Intercreditor Agreement, a Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by both Credit Agreements as a result of which such Subsidiary Party ceases to be a Subsidiary of the Borrower; provided that the Revolving Required Lenders and the Term Loan Required Lenders shall have consented to such transaction (if and only to the extent required by the relevant Credit Agreement) and the terms of such consent did not provide otherwise.

(c) Subject to any applicable terms of the First Lien Intercreditor Agreement, upon any sale or other transfer by any Grantor of any Collateral that is permitted under both Credit Agreements to a transferee that is not a Grantor, or if and to the extent required pursuant to Section 9.02 of the Revolving Credit Agreement or Article IX of the Term Loan Agreement, upon the effectiveness of any written consent required thereunder to the release of the security interest granted hereby in any Collateral, the security interest in such Collateral shall be automatically released. For the avoidance of doubt, for purposes of this Section 7.13(c), the term “Collateral” shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations.

(d) Upon satisfaction of the conditions required for release in Section 9.17 of the Revolving Credit Agreement, the Liens granted hereunder shall be automatically released if such release is permitted by the terms of the other First Lien Credit Documents (as defined in the First Lien Intercreditor Agreement) and any requirements under the First Lien Intercreditor Agreement (if applicable) for such release are satisfied.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d), the Collateral Agent shall execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section 7.13 shall be without recourse to or warranty by the Collateral Agent.

SECTION 7.14. Additional Subsidiaries. Pursuant to Section 5.09 of the Revolving Credit Agreement and Sections 3.11 or 3.17 of the Term Loan Agreement, each Subsidiary Loan Party that was not in existence or not a Subsidiary Loan Party on the Restatement Effective Date is required to enter into this Agreement as a Subsidiary Party upon becoming such a Subsidiary Loan Party. Upon execution and delivery by the Collateral Agent and a Subsidiary of an instrument in the form of Exhibit I hereto, such Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Party hereunder. The rights and obligations of each Loan Party hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Party as a party to this Agreement.

SECTION 7.15. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby appoints the Collateral Agent the attorney-in-fact of such Grantor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of such

Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (g) to notify, or to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct. For the avoidance of doubt, for purposes of this Section 7.15, the term “Collateral” shall include any assets of any Loan Party upon which a Lien is granted pursuant to any other Security Document to secure any Secured Obligations.

SECTION 7.16. Subject to the First Lien Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the liens and security interests granted to the Collateral Agent pursuant to this Agreement are expressly subject to the First Lien Intercreditor Agreement and (ii) the exercise of any right or remedy by the Collateral Agent hereunder is subject to the provisions of the First Lien Intercreditor Agreement. In the event of any conflict between the terms of the First Lien Intercreditor Agreement and the terms of this Agreement, the terms of the First Lien Intercreditor Agreement shall govern.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

AMERICAN AXLE & MANUFACTURING, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

AAM INTERNATIONAL HOLDINGS, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

ACCUGEAR, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

COLFOR MANUFACTURING, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

[Signature Page to the Collateral Agreement]

DIETRONIK, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

MSP INDUSTRIES CORPORATION

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

OXFORD FORGE, INC.,

By:	/s/ Christopher J. May
	Name:	Christopher J. May
	Title:	Treasurer

[Signature Page to the Collateral Agreement]

JPMORGAN CHASE BANK, N.A., AS COLLATERAL AGENT,

By	/s/ Richard W. Duker
	Name:	Richard W. Duker
	Title:	Managing Director

[Signature Page to the Amended and Restated Collateral Agreement]